================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): April 22, 2008




                             IVOICE TECHNOLOGY, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


 NEW JERSEY                        333-120490                    20-1862731
--------------------------------------------------------------------------------
 (State of                        (Commission                 (I.R.S. Employer
organization)                     File Number)               Identification No.)


     750 HIGHWAY 34, MATAWAN, NJ                                     07747
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:           (732) 441-7700
                                                          ----------------------




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

FORM 8-K
SECTION 8 - OTHER EVENTS
ITEM 8.01 OTHER EVENTS.

On January 24, 2008, iVoice Technology, Inc. (the "Company") entered into a non-binding Letter of Intent with Atire Technologies, Inc. ("Atire") for the purpose of discussing and negotiating a merger of Atire into a wholly owned subsidiary of the Company. Since that time the Company has been conducting due diligence and negotiating a Merger Agreement with Atire. On April 22, 2008, the Company notified Atire that is was terminating discussions with Atire. The Company and Atire both executed a Mutual General Release.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


IVOICE TECHNOLOGY, INC.


Date: April 28, 2008                   By: /s/ Jerome Mahoney
                                           ------------------
                                           Jerome Mahoney
                                           President and Chief Executive Officer